EXHIBIT 24

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


                                /s/ Allan Routh
                                ----------------------------------------------
                                Allan Routh - Director and Corporate Secretary

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


                                /s/ Dennis W. Anderson
                                ------------------------------------
                                Dennis Anderson - Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


       /s/ Leslie N. Markow
       -------------------------------------------------------------------------
       Leslie N. Markow - Chief Financial Officer (Principal Accounting Officer)

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


                           /s/ John D. Taylor
                           -----------------------------------------------------
                           John D. Taylor - Director and Chief Operating Officer

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


                                /s/ Michael Boyd
                                ------------------------------------
                                Michael Boyd - Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


                                /s/ Cyril A. Ing
                                ------------------------------------
                                Cyril A. Ing - Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


                                /s/ Jim Rifenbergh
                                ------------------------------------
                                Jim Rifenbergh - Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


                                /s/ Tim Bergqvist
                                ------------------------------------
                                Tim Bergqvist - Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


                                /s/ Joe Riz
                                ------------------------------------
                                Joe Riz - Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


                                /s/ Jeremy N. Kendall
                                -----------------------------------------
                                Jeremy N. Kendall - Chairman of the Board
                                and Chief Executive Officer

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


                                /s/ Katrina Houde
                                ------------------------------------
                                Katrina Houde - Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Leslie Markow and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2000 on Form 10KSB and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of March 20, 2001


                                /s/ Larry (Andy) Anderson
                                ------------------------------------
                                Larry (Andy) Anderson - Director